UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                              BISHOP STREET FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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     4)   Date Filed:

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




                      BISHOP STREET STRATEGIC GROWTH FUND

                                  A SERIES OF

                              BISHOP STREET FUNDS
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

          Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Bishop Street Strategic Growth Fund (the "Fund"), a series of Bishop Street Funds (the "Trust"), will be held at 2:00 p.m., Eastern time, on October 14, 2013. If you were a shareholder of record of the Fund as of the close of business on August 15, 2013, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

           Bishop Street Capital Management ("BSCM") currently acts as investment adviser to the Fund. At the Meeting, shareholders will be asked to appoint Columbia Management Investment Advisers, LLC ("Columbia") as a sub-adviser of the Fund and approve an investment sub-advisory agreement between BSCM and Columbia with respect to the Fund (the "Proposal"). If the Proposal is approved by the Fund's shareholders, Columbia will manage a portion of the Fund's assets as described in the accompanying proxy materials.

          THE BOARD OF TRUSTEES OF BISHOP STREET FUNDS HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

          YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THE PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by telephone, through the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods. If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

          Thank you for your attention and consideration of this important proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-800-262-9565.

Sincerely,

/s/ Michael Beattie

Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                        IMPORTANT NEWS FOR SHAREHOLDERS

          While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience below is a brief overview of the matter that requires your vote as a shareholder of the Bishop Street Strategic Growth Fund (the "Fund"), a series of Bishop Street Funds (the "Trust").

QUESTIONS AND ANSWERS

Q.   WHY AM I RECEIVING THESE PROXY MATERIALS?

A. We are sending you these proxy materials, which include a notice of special meeting of shareholders (the "Meeting"), a proxy statement and a proxy card, on behalf of the Fund because Bishop Street Capital Management ("BSCM"), the Fund's investment adviser, has proposed appointing Columbia Management Investment Advisers, LLC ("Columbia") as a sub-adviser to the Fund.

     The Board of Trustees of the Trust (the "Board") is soliciting your proxy to vote at the Meeting and at any adjournments or postponements of the Meeting. As a shareholder of the Fund, you are being asked to appoint Columbia as a sub-adviser of the Fund and to approve a sub-advisory agreement between BSCM and Columbia with respect to the Fund (the "Columbia Sub-Advisory Agreement") (the "Proposal"). You are receiving these proxy materials because you have the right to vote on the Proposal in connection with your investment in the Fund.

Q.   WHY DOES BSCM WISH TO RETAIN COLUMBIA AS A SUB-ADVISER TO THE FUND?

A. BSCM believes that Columbia may improve the Fund's investment performance, which has lagged the Fund's current primary benchmark, the S&P 500 Composite Index over various trailing periods. BSCM believes that Columbia has deep resources, a strong portfolio management team, and an effective investment process.

Q.   HOW WILL THE APPROVAL OF THE PROPOSAL AFFECT THE FUND?

A. If the Proposal is approved by the Fund's shareholders at the Meeting, the sub-advisory agreement between BNP Paribas Asset Management, Inc. ("BNP"), the current investment sub-adviser to the Fund, and BSCM with respect to the Fund (the "BNP Sub-Advisory Agreement") will be terminated, and BSCM will reallocate the portion of the Fund's assets currently managed by BNP to Columbia. Columbia then will manage, in accordance with the Fund's investment objective and strategies, the portion of the Fund's assets allocated to it by BSCM.

Q.   HOW WILL THE APPROVAL OF THE PROPOSAL AFFECT THE FEES AND EXPENSES OF THE
     FUND?

A. The approval of the Proposal will not result in any change to the fees that are paid by shareholders of the Fund because BSCM will compensate Columbia out of the investment advisory fees it receives from the Fund, and BSCM's investment advisory fee rate will not change in connection with the Proposal.

Q.   WHAT HAPPENS IF THE PROPOSAL IS NOT APPROVED BY SHAREHOLDERS OF THE FUND?

A. If the Proposal is not approved by shareholders of the Fund, Columbia's services will not be retained, and the Fund will not benefit from Columbia's expertise and the performance attributes of Columbia's investment strategy. Regardless, if the Proposal is not approved for the Fund,

     BSCM and the Board will then take such further action as they deem to be in the best interests of the Fund's shareholders, which may include resubmitting the Proposal to shareholders for approval, negotiating a new sub-advisory agreement with an advisory organization selected by BSCM and approved by the Board or making other arrangements.

Q.   HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. The Board, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Trust, has approved the appointment of Columbia as a sub-adviser of the Fund and has approved the Columbia Sub-Advisory Agreement. The Board unanimously recommends that shareholders of the Fund vote in favor of the Proposal.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card may help save the costs of any further solicitations.

Q.   HOW DO I PLACE MY VOTE?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call shareholder services at 1-800-262-9565.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-800-262-9565 between 8:30 a.m. and 5:00 p.m., Eastern time, Monday through Friday.


PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      BISHOP STREET STRATEGIC GROWTH FUND

                                  A SERIES OF

                              BISHOP STREET FUNDS
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 14, 2013

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Bishop Street Strategic Growth Fund (the "Fund"), a series of Bishop Street Funds (the "Trust"), will be held at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on October 14, 2013 at 2:00 p.m., Eastern time.

At the Meeting, shareholders of record of the Fund ("Shareholders") will be asked to appoint Columbia Management Investment Advisers, LLC ("Columbia") as a sub-adviser of the Fund and to approve a sub-advisory agreement between Bishop Street Capital Management ("BSCM"), the investment adviser to the Fund, and Columbia with respect to the Fund.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by sending a written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, or by telephone or by voting in person at the Meeting.

Shareholders of record of the Fund at the close of business on August 15, 2013 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
              SHAREHOLDER MEETING TO BE HELD ON OCTOBER 14, 2013.

The proxy statement is available at www.proxyonline.com/docs/bishopstreetsgf.pdf



                                        By Order of the Board of Trustees

                                        /s/ Michael Beattie

                                        Michael Beattie
                                        President

                      BISHOP STREET STRATEGIC GROWTH FUND

                                  A SERIES OF

                              BISHOP STREET FUNDS
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 14, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Bishop Street Funds (the "Trust"), on behalf of the Bishop Street Strategic Growth Fund (the "Fund"), to be voted at a special meeting of shareholders of the Fund at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on October 14, 2013 at 2:00 p.m., Eastern time, and at any and all adjournments thereof (the "Meeting"). Shareholders of record of the Fund at the close of business on August 15, 2013 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about September 24, 2013.

The Trust currently offers one class of shares of beneficial interest ("Shares") of the Fund: Class I Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional Share. As of the Record Date, the Fund had 3,303,417.667 Shares issued and outstanding.

As used in this Proxy Statement, the term "Board" refers to the Board of Trustees of the Trust. The term "Trustee" includes each trustee of the Board. A Trustee who is not an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust is referred to in this proxy statement as an "Independent Trustee."

PROPOSAL: TO APPOINT COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ("COLUMBIA")
          AS A SUB-ADVISER OF THE FUND AND TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN BISHOP STREET CAPITAL MANAGEMENT ("BSCM") AND COLUMBIA WITH RESPECT TO THE FUND.

                          DESCRIPTION OF THE PROPOSAL

Shareholders of the Fund are being asked to appoint Columbia as a sub-adviser of the Fund and approve a sub-advisory agreement between BSCM, the Fund's investment adviser, and Columbia (the "Columbia Sub-Advisory Agreement") with respect to the Fund (the "Proposal"). Pursuant to the Columbia Sub-Advisory Agreement, Columbia will manage the portion of the Fund's assets allocated to it by BSCM using a large cap growth strategy in accordance with the Fund's investment objective and strategies as described in its registration statement.

In general, the 1940 Act requires all new investment advisory agreements, including sub-advisory agreements, to be approved by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a "1940 Act Majority"). Approval of the Proposal requires the affirmative vote of a 1940 Act Majority of the Fund's Shares. Accordingly, the purpose of this Proxy Statement is to submit the Columbia Sub-Advisory Agreement to a vote of the Fund's shareholders pursuant to the requirements of the 1940 Act described above.

BSCM currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and BSCM, dated March 31, 1999 (the "Advisory Agreement"). As described in more detail below, at its Board Meeting held on August 12, 2013 (the "Board Meeting"), the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of Columbia as a sub-adviser to the Fund and (b) the Columbia Sub-Advisory Agreement. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the Columbia Sub-Advisory Agreement to the Fund's shareholders.

In addition, the Board, at the Board Meeting, also approved the termination of the investment sub-advisory agreement between BSCM and BNP Paribas Asset Management, Inc. ("BNP") with respect to the Fund, subject to shareholder approval of the Proposal. If the Proposal is approved by shareholders, Columbia will manage the portion of the Fund's assets currently allocated to BNP. BSCM has proposed replacing BNP as a sub-adviser to the Fund because BSCM believes that Columbia may improve the Fund's investment performance, which has lagged the Fund's current primary benchmark, the S&P 500 Composite Index over various trailing periods. BSCM believes that Columbia has deep resources, a strong portfolio management team, and an effective investment process.

BSCM recommends that shareholders vote in favor of the Proposal to appoint Columbia as a sub-adviser of the Fund and to approve the Columbia Sub-Advisory Agreement.

It is expected that Columbia will provide the same level of services to the Fund under the terms of the Columbia Sub-Advisory Agreement as BNP currently provides to the Fund under the terms of the sub-advisory agreement between BSCM and BNP (the "BNP Sub-Advisory Agreement") with respect to the Fund. Further, the appointment of Columbia as a sub-adviser to the Fund will not result in any change to the fees that are paid by shareholders of the Fund because BSCM will compensate Columbia out of the investment advisory fees it receives from the Fund, and BSCM's investment advisory fee rate will not change in connection with the appointment of Columbia.

BNP currently manages the portion of Fund assets allocated to it pursuant to its proprietary large cap growth strategy. If the Proposal is approved by shareholders, Columbia will invest the portion of the Fund's assets allocated to it pursuant to its proprietary Select Large Cap Growth Strategy, which differs from BNP's large cap growth strategy. Columbia will manage such assets in accordance with its own security selection processes consistent with the Fund's investment objective of long term capital appreciation.

Additional information regarding BNP's proprietary large cap growth strategy and Columbia's proprietary Select Large Cap Growth Strategy is set forth below:

------------------------------------------------------------------------------------------------------------------------------------
BNP'S PROPRIETARY LARGE CAP GROWTH STRATEGY                COLUMBIA'S PROPRIETARY SELECT LARGE CAP
                                                           GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------------------
Pursuant to its proprietary large cap growth               Pursuant to Columbia's proprietary select large cap
strategy, BNP currently invests the Fund's assets          growth strategy, under normal circumstances, the
allocated to it primarily in U.S. common stocks that       Fund would invest at least 80% of its net assets
BNP believes have potential for capital                    (plus the amount of any borrowings for investment
appreciation. BNP's investment strategy, which is          purposes) in common stocks of U.S. and foreign
designed to offer pure exposure to the U.S. equity         companies that have market capitalizations, at the
market, relies on an active bottom-up approach             time of purchase, in the range of companies in the
using a quantitative investment model and results          Russell 1000 Growth Index (the "Index"). The
in a fully invested, focused portfolio.                    market capitalization range of the companies
                                                           included within the Index was $519 million to
BNP selects securities from an investment universe         $370.4 billion as of June 30, 2013. The Fund would
of roughly 500-600 large, liquid and well-covered          invest primarily in common stocks of companies
companies. In a first, quantitative step, BNP's            that Columbia believes have the potential for long-
proprietary, extensively back-tested model                 term growth. The Fund would have the ability to
generates a "Sell" and a "Buy" list. Each list is          invest directly in foreign securities or indirectly
comprised of a limited number of stocks identified         through depositary receipts. The Fund would not
with the help of a few pre-selected growth and             concentrate its assets in any single industry but may
valuation indicators (used to rank the whole               from time to time be able to invest more than 25%
universe  in order of attractiveness) and                  of its assets in companies conducting business in
implementation guidelines (defining how                    various industries within an economic sector.
recommended operations can be derived from that
ranking). BNP reviews in detail the stocks in the          Columbia targets innovative companies that are
"Sell" and "Buy" lists to identify the reasons             gaining market share in industries that represent a
behind the model's recommendation (including any           larger segment of the overall economy. Columbia
reason to consider it biased), and to fully                believes such financially strong, rapidly growing
understand the company's strategy, its business            companies have the potential to provide investors
model and its outlook. The portfolio manager is            with considerably higher returns than the overall
responsible for making the final investment                market.
decisions within the leeway left by the model's
implementation guidelines to exceptionally                 Columbia intends to combine fundamental and
override "Sell" recommendations and select the             quantitative analysis with risk management in
most attractive candidates within the "Buy" list. As       identifying  investment opportunities and
a result of BNP's research carried out to develop its      constructing the Fund's portfolio. Columbia
investment model, the Fund's style constantly              considers, among other factors:
maintains a clear growth bias, the strength of which
can be modulated in accordance with market                      o overall economic and market conditions; and
conditions.
                                                                o the financial condition and management of a
                                                                  company, including its competitive position,
                                                                  the quality of its balance sheet and earnings, its
                                                                  future prospects, and the potential for growth
                                                                  and stock price appreciation.
------------------------------------------------------------------------------------------------------------------------------------

                       VOTING AUTHORITY OF BSCM AFFILIATE

Certain separate account and trust account clients (collectively "FHB Clients") of First Hawaiian Bank ("FHB"), an affiliate of BSCM, have delegated proxy voting responsibility to FHB pursuant to the terms of their investment advisory agreements and trust instruments (collectively, "FHB Agreements"), respectively, to which FHB is a party. Accordingly, FHB has the authority to vote on behalf of FHB Clients the Shares held by FHB Clients in the Fund. FHB intends to vote such Shares over which it has proxy voting authority in accordance with the recommendation of an independent proxy voting firm. Pursuant to the terms of the FHB Agreements, FHB Clients generally do not retain the right to revoke the proxy voting authority they have delegated to FHB.

The table below provides a breakdown, as of the Record Date, of outstanding Shares of the Fund for which FHB was believed to possess voting power. The Shares to be voted by FHB, in accordance with the recommendation of an independent proxy voting service, constitute a 1940 Act Majority of the Fund's Shares to be voted at the Meeting.


NUMBER OF SHARES                          PERCENTAGE OF FUND
2,942,013.3360                                   89.06%


    DESCRIPTION OF THE MATERIAL TERMS OF THE COLUMBIA SUB-ADVISORY AGREEMENT

As described in more detail below, at the Board Meeting the Board considered the approval of the Columbia Sub-Advisory Agreement pursuant to which Columbia will act as a sub-adviser for the Fund. The form of the Columbia Sub-Advisory Agreement is included as Appendix A. The summary below is qualified in its entirety by reference to the form of Columbia Sub-Advisory Agreement included as Appendix A. Set forth below is a summary of all material terms of the Columbia Sub-Advisory Agreement.

     o INVESTMENT ADVISORY SERVICES

Columbia is responsible for providing the following investment advisory services to the Fund under the Columbia Sub-Advisory Agreement: (i) regularly providing the Fund with investment research, advice and supervision; (ii) continuously furnishing an investment program for the portion of the Fund's assets allocated to it by BSCM; (iii) deciding what securities and other assets of the Fund will be purchased, retained or sold with respect to the portion of the Fund's assets entrusted to it; (iv) arranging for the purchase and the sale of securities and other assets held by the Fund by placing purchase and sale orders with brokers or dealers selected by Columbia; (v) in its selection of brokers or dealers and the placing of orders, seeking the best overall terms available; and (vi) providing BSCM or the Board with periodic reports concerning the obligations Columbia has assumed under the Columbia Sub-Advisory Agreement as BSCM or the Board may reasonably request. All services provided by Columbia under the Columbia Sub-Advisory Agreement are required to be performed in accordance with the Fund's registration statement, and any written policies, guidelines, instructions and procedures provided to Columbia, the Fund's governing documents, and the requirements of the 1940 Act and other applicable laws.

     o COMPENSATION

For the services to be provided by Columbia to the Fund, BSCM will pay Columbia a sub-advisory fee, calculated daily and paid monthly at an annual rate based on the following fee schedule, which is based on the average daily net assets of the portion of the Fund's assets allocated by BSCM to Columbia:

0.36% on the first $75 million;
0.35% on the next $75 million;
0.325% on the next $100 million;
0.30% on the next $250 million; and
0.25% on assets over $500 million

     o INDEMNIFICATION

Under the Columbia Sub-Advisory Agreement, Columbia has an obligation to indemnify and hold harmless the Trust, each affiliated person of the Trust as defined in the 1940 Act, and each person who controls the Trust as defined in the Securities Act of 1933, as amended (each an "Indemnified Party"), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) Columbia being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's registration statement or any written guidelines or instruction provided to Columbia in writing by the Trust, (b) the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, or (c) Columbia's willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under the Columbia Sub-Advisory Agreement; provided, however, that the foregoing indemnification shall not apply to any losses, claims, damages, liabilities or litigation sustained as a result of BSCM's, the Trust's, their officers', partners', employees', consultants' or agents' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties under the Advisory Agreement or the Columbia Sub-Advisory Agreement or violation of applicable law.

     o MAINTENANCE OF BOOKS AND RECORDS

Under the Columbia Sub-Advisory Agreement, Columbia is required to maintain separate books and detailed records of all matters pertaining to the securities and other assets of the Fund advised by Columbia as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by BSCM or the Fund's other service providers) relating to its responsibilities under the Columbia Sub-Advisory Agreement, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

     o REPORTING OBLIGATION

Columbia has an obligation to provide the Trust's Chief Compliance Officer and BSCM with quarterly compliance reports. Columbia also has an obligation to notify the Trust's Chief Compliance Officer and BSCM promptly upon detection of
(i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's policies, guidelines or procedures provided to Columbia.

     o DURATION AND TERMINATION

If approved by shareholders at the Meeting, the Columbia Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by (a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or as otherwise required by the 1940 Act, or (b) the vote of a majority of the outstanding voting securities of the Fund. The Columbia Sub-Advisory Agreement can be terminated (a) by the Fund either (i) by vote of its Board upon not more than sixty (60) days' or less than thirty (30) days' written notice or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund, (b) by BSCM at any time on not more than 60 days' nor less than 30 days' written notice to Columbia, or (c) by Columbia at any time on not more than 60 days' nor less than 30 days' written notice to BSCM.

     o GOVERNING LAW

The Columbia Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts.

INFORMATION ABOUT COLUMBIA

Columbia, a Minnesota limited liability company located at 225 Franklin Street, Boston, Massachusetts 02110, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Columbia is a wholly owned subsidiary of Ameriprise Financial. As of June 30, 2013, Columbia had approximately $336 billion in assets under management.

Listed below are the names, titles and addresses of each principal executive officer and director of Columbia. The principal business address of each principal executive officer and director of Columbia is 225 Franklin Street, Boston, Massachusetts 02110.

------------------------------------------------------------------------------------------------------------------------------------
NAME                                     TITLE
------------------------------------------------------------------------------------------------------------------------------------
J. Kevin Connaughton                     Managing Director and General Manager -- Mutual Fund Products
------------------------------------------------------------------------------------------------------------------------------------
Amy K. Johnson                           Senior Vice President and Chief Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Knight                        Managing Director and Head of Global Asset Allocation
------------------------------------------------------------------------------------------------------------------------------------
Colin J. Lundgren                        Managing Director and Head of Fixed Income
------------------------------------------------------------------------------------------------------------------------------------
Robert McConnaughey                      Managing Director and Global Research Director
------------------------------------------------------------------------------------------------------------------------------------
Brian J. McGrane                         Director, Senior Vice President and Chief Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
Colin Moore                              Director and Global Chief Investment Officer
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey F. Peters                        Director, Senior Vice President and Head of Global
                                         Institutional Distribution
------------------------------------------------------------------------------------------------------------------------------------
Kevin G. Poole                           Chief Compliance Officer
------------------------------------------------------------------------------------------------------------------------------------
Scott R. Plummer                         Senior Vice President and Chief Legal Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher Thompson                     Director, Senior Vice President and Head of Intermediary Distribution,
                                         Marketing and Product
------------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                      President and Chairman of the Board
------------------------------------------------------------------------------------------------------------------------------------
Amy L. Unckless                          Director, Senior Vice President, Head of Private Wealth Management and
                                         Global Chief Administrative Officer
------------------------------------------------------------------------------------------------------------------------------------
Todd White                               Managing Director and Head of Alternative and Absolute Return
                                         Investments
------------------------------------------------------------------------------------------------------------------------------------

No officer or Trustee of the Trust is an officer, employee or partner of Columbia or owns interests in, or has a material direct interest in, Columbia.

Columbia currently serves as investment adviser to the following mutual funds and employs substantially similar investment strategies in managing the assets of such funds as Columbia will employ in managing the assets of the Fund. These funds, the annual advisory fees payable by the funds to Columbia, and their approximate net assets are as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                     ANNUAL COMPENSATION TO                           NET ASSETS
FUND NAME                                            COLUMBIA (AS A PERCENTAGE OF                     (AS OF 6/30/13)
                                                     AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Columbia Variable Portfolio - Select Large           0.710% on the first $500 million;                   $58,902,635
Cap Growth Fund                                      0.665% on the next $500 million;
                                                     0.620% on the next $500 million;
                                                     0.570% on the next $1.5 billion
                                                     0.560% on the next $3 billion
                                                     0.540% on assets over $6 billion
------------------------------------------------------------------------------------------------------------------------------------
Columbia Active Portfolios - Select Large            0.710% on the first $500 million;                $1,235,996,398
Cap Growth Fund                                      0.665% on the next $500 million;
                                                     0.620% on the next $500 million;
                                                     0.570% on the next $1.5 billion
                                                     0.560% on the next $3 billion
                                                     0.540% on assets over $6 billion
------------------------------------------------------------------------------------------------------------------------------------
Columbia Select Large Cap Growth Fund                0.710% on the first $500 million;                $5,329,602,914
                                                     0.665% on the next $500 million;
                                                     0.620% on the next $500 million;
                                                     0.570% on the next $1.5 billion
                                                     0.560% on the next $3 billion
                                                     0.540% on assets over $6 billion
------------------------------------------------------------------------------------------------------------------------------------

     BOARD CONSIDERATIONS IN APPROVING THE COLUMBIA SUB-ADVISORY AGREEMENT

At the Board Meeting held on August 12, 2013, the Board, including all of the Independent Trustees, unanimously approved the Columbia Sub-Advisory Agreement and recommended the approval of the Columbia Sub-Advisory Agreement to the Fund's shareholders. When considering the approval of the Columbia Sub-Advisory Agreement, the Trustees reviewed materials furnished by BSCM and Columbia and considered the Board's fiduciary obligations and the standards to be used by the Board in reaching its decision. In considering whether to approve the Columbia Sub-Advisory Agreement, the Board considered and discussed information and analysis provided by BSCM and Columbia. BSCM also explained the specific reasons for its recommendation to hire Columbia, which are described above. BSCM also explained that the Proposal would need to be approved by the Fund's shareholders, which would involve a proxy solicitation and a special shareholders' meeting, and informed the Board that the Fund would bear the expenses associated with such solicitation and meeting.

In preparation for the Board Meeting, the Board requested and received written materials from Columbia and BSCM that addressed, among other things, the following topics (a) the nature and quality of Columbia's proposed investment management and other services; (b) Columbia's investment management personnel;
(c) Columbia's operations and assets under management; (d) Columbia's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) Columbia's compliance and risk management systems; (f) the current investment strategies employed by BSCM and BNP in their management of the Fund;
(g) Columbia's reputation, expertise and resources in financial markets; and
(h) the past performance of a composite of accounts managed by Columbia pursuant to similar investment strategies and policies as those pursuant to which Columbia will use in managing the Fund's assets allocated to it.

In addition, at the Board Meeting, BSCM and Columbia presented additional oral and written information to the Board to help the Board evaluate the quality and costs of Columbia's proposed investment sub-advisory services. At the Board Meeting, the Board had the opportunity to ask questions and request further information regarding the appointment of Columbia as a sub-adviser to the Fund. The Board also met with counsel outside the presence of BSCM and Columbia to discuss its considerations with respect to the Columbia Sub-Advisory
Agreement.

In connection with the approval of the Columbia Sub-Advisory Agreement, the Board considered the following factors:

     o NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered the nature, extent and quality of the services to be provided by Columbia to the Fund and the resources it would dedicate to the Fund. In this regard, the Trustees evaluated, among other things, Columbia's portfolio management personnel, experience and compliance program. The Trustees considered Columbia's expertise and performance history, Columbia's portfolio management team, and Columbia's strength in large cap growth investment strategies, which coincides with the Fund's investment objectives. Following its evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services to be provided by Columbia to the Fund and the resources of Columbia to be dedicated to the Fund supported approval of the Columbia Sub-Advisory Agreement.

     o INVESTMENT PERFORMANCE

The Board considered the written information provided by Columbia regarding the historical investment performance of a composite of accounts managed by Columbia pursuant to similar investment strategies and policies as Columbia would use in managing the Fund's assets allocated to it by BSCM. Following evaluation, the Board concluded that, within the context of its full deliberations, that the historical investment performance of Columbia and its investment management personnel, considering both recent and long-term performance, supported approval of the Columbia Sub-Advisory Agreement.

     o COSTS OF SUB-ADVISORY SERVICES

The Board reviewed the proposed sub-advisory fee to be paid by BSCM to Columbia. The Board reviewed information with respect to the investment advisory fees charged by Columbia to its other clients for similar services. The Board took into account the fact that Columbia will be compensated by BSCM, and not by the Fund, and that BSCM's advisory fee with respect to the Fund will not increase in connection with the appointment of Columbia as a sub-adviser to the Fund. The Board also took into account that the proposed sub-advisory fee reflected an arms-length negotiation between Columbia and BSCM, acting on behalf of the Fund. Following evaluation, the Board concluded that, within the context of its full deliberations, the proposed sub-advisory fee to be paid by BSCM to Columbia is reasonable in light of the extent and quality of the services (and the costs of such services) expected to be provided to the Fund by Columbia and supported approval of the Columbia Sub-Advisory Agreement.

     o PROFITS TO BE REALIZED BY COLUMBIA AND ECONOMIES OF SCALE

The Board did not make any conclusions regarding Columbia's profitability with respect to its services to the Fund or economies of scale to be realized by Columbia associated with its appointment as a sub-adviser to the Fund in light of the fact that Columbia had not yet begun to provide the services to the Fund and incur the actual costs of such services. The Board determined that it will consider Columbia's profitability and whether any economies of scale are being realized by Columbia during future considerations of Columbia's sub-advisory agreement

     o CONCLUSIONS

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board's approval of the Columbia Sub-Advisory Agreement. The Board concluded, in the exercise of its reasonable judgment, that the terms of the Columbia Sub-Advisory Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services (and the costs of such services) expected to be provided by Columbia to the Fund and that the appointment of Columbia and the approval of the Columbia Sub-Advisory Agreement would be in the best interest of the Fund and its shareholders. Based on the Trustees' deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of Columbia as a sub-adviser to the Fund; (b) the Columbia Sub-Advisory Agreement; and (c) recommending the approval of the Columbia Sub-Advisory Agreement to the Fund's shareholders.

In evaluating the factors and conclusions discussed above, shareholders should consider:

     o In reaching its determination regarding the approval of the Columbia Sub-Advisory Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

     o In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE
                                 THE PROPOSAL.

                             ADDITIONAL INFORMATION

                             INFORMATION ABOUT BSCM

BSCM serves as the investment adviser to the Fund. BSCM, a Hawaii corporation established in 1999, is an investment adviser registered under the Advisers Act. BSCM has a principal place of business located at 999 Bishop Street, 28th Floor, Honolulu, Hawaii 96813. As of September 11, 2013, BSCM had approximately $341 million in assets under management.

The following table shows: (i) the dollar amount of fees paid to BSCM by the Fund; and (ii) the dollar amount of BSCM's voluntary fee waivers, each for the fiscal year ended December 31, 2012:

------------------------------------------------------------------------------------------------------
FUND NAME                                     ADVISORY FEES PAID           ADVISORY FEES WAIVED
------------------------------------------------------------------------------------------------------
Bishop Street Strategic Growth Fund                $370,377                        $0
------------------------------------------------------------------------------------------------------


                   INFORMATION ABOUT OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The following table shows: (i) the dollar amount of fees paid to SEIGFS by the Fund; and (ii) the dollar amount of SEIGFS' voluntary fee waivers, each for the fiscal year ended December 31, 2012:

------------------------------------------------------------------------------------------------------
FUND NAME                                   ADMINISTRATION FEES PAID     ADMINISTRATION FEES WAIVED
------------------------------------------------------------------------------------------------------
Bishop Street Strategic Growth Fund                $100,102                     $40,041
------------------------------------------------------------------------------------------------------

                              PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. These expenses are expected to be approximately $4,000.

                     COMMISSIONS PAID TO AFFILIATED BROKERS

For the fiscal year ended December 31, 2012, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

      BENEFICIAL OWNERSHIP OF SHARES AND SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the Institutional Class Shares of the Fund. On that date, the Trustees and officers of the Trust, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.



NAME AND ADDRESS                                NUMBER OF SHARES        PERCENT
--------------------------------------------------------------------------------
SEI Private Trust c/o First Hawaii Bank
One Freedom Valley Drive, Oaks, PA 19456          2,120,386.022          64.19

SEI Private Trust c/o First Hawaii Bank
One Freedom Valley Drive, Oaks, PA 19456            820,647.134          24.84

Mercer Trust Company TTEE FBO Bancwest
Corporation 401K Savings Plan
1 Investors Way MSC N-2-G, Norwood, MA 02062        275,767.365           8.35
--------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees of the Trust, and/or on the records of the Trust's transfer agent.

                         ANNUAL REPORT TO SHAREHOLDERS

Shareholders may receive a free copy of the Fund's annual report for the fiscal year ended December 31, 2012 on the Fund's website at WWW.BISHOPSTREETFUNDS.COM or by calling 1-800-262-9565 or by writing to the Fund at Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations.

                            VOTING AND OTHER MATTERS

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many Shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by sending a written notice to the Trust or by submitting a subsequent proxy by mail, by Internet, or by telephone or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-800-262-9565.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, including BSCM, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by the Fund.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE MATTERS SPECIFIED ON THE PROXY CARD.

If your Shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Fund holding a majority of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those Shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxy agents will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. The Fund will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                             By Order of the Trustees,

                                             /s/ Michael Beattie

                                             Michael Beattie
                                             President

                                   APPENDIX A

                                    FORM OF
                  AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

          AMENDED AND RESTATED SUB-ADVISORY AGREEMENT (the "Agreement") made as of this ___ day of ________, 20___ by and between BISHOP STREET CAPITAL MANAGEMENT, a Hawaii corporation with its principal place of business at 999 Bishop Street, 28th Floor, Honolulu, Hawaii 96813 (the "Adviser"), and COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC, a Delaware limited liability company with its principal place of business at 100 Federal Street, Boston, MA 02111 (the "Sub-Adviser"). The Adviser is a direct subsidiary of First Hawaiian Bank.

                              W I T N E S S E T H

          WHEREAS, BISHOP STREET FUNDS (the "Trust") and First Hawaiian Bank entered into an Investment Advisory Agreement dated March 31, 1999 (the "Management Agreement");

          WHEREAS, the Adviser and First Hawaiian Bank entered into Assignment and Assumption Agreement dated February 22, 2000 whereby the Adviser assumed the Management Agreement and the obligations contained therein;

          WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of the Trust on behalf of the series set forth on Schedule A to this Agreement (the "Funds") and pursuant to the provisions of the Management Agreement, the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Funds and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

     1. THE SUB-ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Sub-Adviser shall act as sub-investment adviser with respect to the Funds. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser for purposes of investing Fund assets, consistent with the investment objectives and policies of each Fund. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Funds and what such securities shall be held or sold by the Funds, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect and set forth in the Registration Statement. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions and is hereby appointed each Fund's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be required by brokers, dealers, counterparties and other persons in connection with the Sub-Adviser's management of each Fund. Notwithstanding the foregoing, the Adviser may, pursuant to the Management Agreement and upon prior written instructions from the Adviser, effect such portfolio transactions for each Fund as the Adviser may from time to time determine; provided however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected by the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of each Fund's assets or to otherwise exercise its right to control the overall management of each Fund's assets.

          (b) COMPLIANCE. In the performance of its duties and obligations under this Agreement, the Sub-Adviser agrees to comply in all material respects with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any written policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting each Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. With respect to compliance with the requirements of Subchapter M of the Code, the Adviser shall cause each Fund to provide to the Sub-Adviser such records as the Sub-Adviser may reasonably request. The Adviser has furnished the Sub-Adviser with the Trust's current Declaration of Trust and Bylaws, the Funds' current prospectus and Statement of Additional Information and any other policies, guidelines, instructions and procedures relevant to the Sub-Adviser's services under this Agreement and shall deliver, or cause to be delivered, to the Sub-Adviser all changes to such documents and instruments a reasonable period of time prior to their effectiveness. The Sub-Adviser has adopted and implemented, and will maintain, written compliance policies and procedures that it believes are reasonably designed to prevent violations by the Sub-Adviser and its "supervised persons" (as defined in the Advisers Act) of the Advisers Act and the rules thereunder. The Sub-Adviser will review, no less frequently than annually, the adequacy of its policies and procedures and the effectiveness of their implementation. The Sub-Adviser has designated a Chief Compliance Officer responsible for administering its policies and procedures. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing.

          (c) PROXY VOTING. Pursuant to Board authority and the Management Agreement, the Adviser has the authority and responsibility to vote proxies relating to securities held by the Funds and may delegate that authority and responsibility to a third party. The Adviser hereby delegates the authority and responsibility to vote proxies for the Funds' securities to the Sub-Adviser. The Sub-Adviser represents that it has adopted and implemented, and will maintain, written policies and procedures that it believes are reasonably designed to ensure that it votes the Funds' securities in the best interests of the Funds, including procedures to address material conflicts that may arise between the interests of the Sub-Adviser and those of the Funds. The

     Sub-Adviser shall carry out the responsibility to vote proxies relating to the securities held by the Funds in accordance with written instructions, if any, that the Board or the Adviser may provide from time to time and shall provide such reports and keep such records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. The delegation of proxy voting authority and responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

          The Sub-Adviser is authorized to instruct the Custodian and/or broker(s) for the Funds to forward promptly to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of the Funds (other than materials relating to legal proceedings against the Funds). The Sub-Adviser may also instruct the Custodian and/or broker(s) to provide reports of holdings in the portfolios of the Funds. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Custodian and/or broker(s) to provide assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Adviser acknowledges that the Sub-Adviser, consistent with the Sub-Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser's discretion, refraining from voting would be in the best interests of each Fund and its shareholders or as otherwise may be provided in the Sub-Adviser's written proxy voting policies and procedures.

          (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Funds or the Board the information required to be supplied under this Agreement.

          The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to each Fund's assets advised by the Sub-Adviser required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, any administrator, custodian, transfer agent or other service provider appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board upon reasonable request and shall be delivered to the Funds upon the termination of this Agreement and shall be available for telecopying without unreasonable delay during any day the Funds are open for business.

          (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall provide regular reports regarding each Fund's holdings, and may, on its own initiative, furnish the Funds and the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser promptly if the Sub-Adviser reasonably believes that the value of any security held by the Funds may not reflect fair value. The Sub-Adviser agrees to provide upon request any pricing information of which the Sub-Adviser is aware to the Adviser and/or the Fund pricing agent to assist in the determination of the fair value of the Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating each Fund's net asset value in accordance with procedures and methods established by the Board.

          (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE FUNDS. The Sub-Adviser agrees to reasonably cooperate with and provide reasonable assistance to the Adviser, the Funds and the Funds' custodian and foreign sub-custodians, the Funds' pricing agents and all other agents and representatives of the Funds and the Adviser, such information with respect to each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

          2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the "Code of Ethics"), which it will provide to the Adviser and the Funds. The Sub-Adviser shall ensure that it has adopted procedures reasonably necessary to prevent its Access Persons (as defined in Rule 17j-1) from violating the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Funds with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and
(ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, upon request, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Trust and the Adviser. The Sub-Adviser shall respond to requests for information from the Adviser as to material violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser in response to such material violations.

          3. INFORMATION AND REPORTING. The Sub-Adviser shall provide the Funds, the Adviser, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Funds and the Adviser may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser promptly upon detection of (i) any material failure to manage each Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of a Fund's written policies, guidelines or procedures provided to the Sub-Adviser. In addition, the Sub-Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies and applicable law and each Fund's policies, guidelines or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws if such actions, suits, proceedings, inquiries or investigations would reasonably be expected to have a material adverse effect on the Sub-Adviser's ability to perform its services hereunder or
     (ii) the controlling stockholder of the Sub-Adviser changes or an actual change in control resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) INSPECTION. Upon reasonable request, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Funds reasonably available for compliance audits by the Adviser's or the Funds' employees, accountants or counsel; in this regard, the Funds and the Adviser acknowledge that the Sub-Adviser shall have no obligations to make available proprietary information unrelated to the services provided to the Funds or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm compliance with any laws, rules or regulations in the management of the Funds.

          (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will also provide the Adviser with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Funds with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (d) TRANSACTION INFORMATION. The Sub-Adviser shall furnish to the Adviser such information concerning portfolio transactions as may be necessary to enable the Adviser to perform such compliance testing on the Funds and the Sub-Adviser's services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

     4. BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the accounts of the Funds, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund's account with brokers or dealers selected by the Sub-Adviser. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")). Consistent with any guidelines established by the Board of Trustees of the Trust and
     Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Funds. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable, over time, and consistent with its fiduciary obligations to the Funds and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Funds, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Funds' current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Funds for these services in addition to the Sub-Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Funds.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for the Funds' or the Adviser's expenses, including without limitation brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) PROPERLY REGISTERED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation regarding the Sub-Adviser that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Sub-Adviser has provided the Trust with a copy of its Form ADV Part I as most recently filed with the SEC and its current
     Part 2 and will, promptly after filing any amendment to its Form ADV with the SEC or updating its Part 2, furnish a copy of such amendments or updates to the Trust and the Adviser. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) FUND DISCLOSURE DOCUMENTS. The Sub-Adviser has reviewed the current prospectus and Statement of Additional Information of the Funds and represents and warrants that with respect to disclosure about the Sub-Adviser, the manner in which the Sub-Adviser will manage the Funds or information relating directly or indirectly to the Sub-Adviser, such prospectus and Statement of Additional Information contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser, upon request, will in the future review the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and will certify as to whether or not disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Funds or information relating directly or indirectly to the Sub-Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

          (d) USE OF NAMES. The Sub-Adviser has the right to use the names "Bishop Street Capital Management" and "Bishop Street Funds" in connection with its services to the Trust and that the Trust and the Adviser shall have the right to use the name "Columbia Management" in connection with the management and operation of the Funds. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser or the Trust to use the name "Columbia Management."

          (e) INSURANCE. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would cause the Sub-Adviser to select securities for the Funds in a manner that is not in the best interest of the Funds.

          (g) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including implementing procedures that require any of its personnel responsible for management of the Funds to place the interest of the Funds ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

          (h) REPRESENTATIONS. The representations and warranties in this
     Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
     Section 3(a), whether or not specifically referenced in such report.

          (i) The Adviser (i) is registered as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement or the Management Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement or the Management Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) the Adviser and the Trust have duly entered into the Management Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement. The Adviser shall provide services to the Funds pursuant to the Management Agreement in compliance with the terms thereof and in accordance with applicable law.

     8. SUB-ADVISER'S COMPENSATION. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid monthly in arrears by the Adviser. The Funds shall have no responsibility for any fee payable to the Sub-Adviser.

     The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     9. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Funds or the Adviser in any way or otherwise be deemed to be an agent of the Funds or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Funds, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Funds. It is understood that the Sub-Adviser may give advice and take action for its other clients that may differ from advice given, or the timing or nature of action taken, for the Funds. The Sub-Adviser is not obligated to initiate transactions for the Funds in any security that the Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or the accounts of other clients.

     10. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     11. DURATION AND TERMINATION.

          (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(c) and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser. In addition, the Funds may cause this Agreement to terminate either (i) by vote of its Board upon not more than sixty (60) days' nor less than thirty (30) days' written notice or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Funds; or

          (c) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

          (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Funds, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Funds; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; or

          (e) This Agreement shall terminate automatically and immediately in the event of the termination of the Management Agreement; and

          (f) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

          In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any Fund assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver each Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser, provided, however, that the Sub-Adviser is not required hereunder to provide investment advisory services in such a transition. The Sub-Adviser may retain copies of each Fund's Books and Records following termination of this Agreement to the extent required by applicable law.

     12. CERTAIN DEFINITIONS. FOR THE PURPOSES OF THIS AGREEMENT:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Funds" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     13. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all their respective controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Sub-Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
(a) the Sub-Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) the Funds' failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or
(c) the Sub-Adviser's willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser Indemnitees shall not be indemnified for any losses, claims, damages, liabilities or litigation sustained as a result of the Adviser's, the Trust's, their officers', partners', employees', consultants' or agents' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties under this Agreement or the Management Agreement or violation of applicable law. The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all their respective controlling persons (as described in Section 15 of the 1933
Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, provided that such violation was not cause by the Sub-Adviser, or (b) the Adviser's willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder or the Management Agreement or its reckless disregard of its obligations and duties under this Agreement or the Management Agreement; provided, however, that the Adviser Indemnitees shall not be indemnified for any losses, claims, damages, liabilities or litigation sustained as a result of the Sub-Adviser's, the Trust's, their officers', partners', employees', consultants' or agents' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties under this Agreement or violation of applicable law.

     14. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     15. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Funds and that no Trustee, officer or holder of shares of beneficial interest of the Funds shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     16. CHANGE IN THE ADVISER'S OWNERSHIP. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

     17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state and federal, in Massachusetts, with respect to any dispute under this Agreement.

     18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     20. CONFIDENTIALITY. The Sub-Adviser and the Adviser agree that they shall exercise the same standard of care that they use to protect their own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of information supplied by either the Sub-Adviser or the Adviser that is not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including Portfolio Information. As used herein "Portfolio Information" means confidential and proprietary information of the Funds, the Sub-Adviser or the Adviser that is received by the other party in connection with this Agreement, including information with regard to the portfolio holdings and characteristics of the portion of each of the Funds allocated to the Sub-Adviser that the Sub-Adviser manages under the terms of this Agreement. Other than as set forth in this Agreement or required by applicable law, the Sub-Adviser and the Adviser will restrict access to the Portfolio Information to those persons who will use it only for the purpose of managing the Funds or servicing the Funds. The foregoing shall not prevent the Sub-Adviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act of its own, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by the Adviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Sub-Adviser provides the Adviser with prompt written notice of such requirement prior to any such disclosure. Nothing in this Agreement shall be construed to prevent the Sub-Adviser from giving other entities investment advice about, or trading on their behalf, in the portfolio securities of the Funds. The Adviser and its employees or agents shall not use Portfolio Information, directly or indirectly, for the purpose of purchasing or selling any securities for personal or other accounts, and shall maintain policies and procedures reasonably designed to prevent the use of the portfolio holdings information for such prohibited securities trading purposes.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

ATTEST:                                         BISHOP STREET CAPITAL MANAGEMENT

_______________________                         By:_____________________________
                                                Name:
                                                Title:



ATTEST:                                         COLUMBIA MANAGEMENT INVESTMENT
                                                ADVISERS, LLC

_______________________                         By:_____________________________
                                                Name:
                                                Title:


Accepted and Agreed to as of the day and year first above written.


                    SIGNATURE PAGE -- SUB-ADVISORY AGREEMENT

                                   SCHEDULE A
                              DATED _______, 20___
                                     TO THE
                  AMENDED AND RESTATED SUB-ADVISORY AGREEMENT
                                 BY AND BETWEEN
                        BISHOP STREET CAPITAL MANAGEMENT
                                      AND
                  COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of each Fund under the following fee schedule:


FUND                                         RATE

Bishop Street Dividend Value Fund            0.36% on the first $75 million;
                                             0.35% on the next $75 million;
                                             0.325% on the next $100 million;
                                             0.30% on the next $250 million; and
                                             0.25% on assets over $500 million

Bishop Street Strategic Growth Fund          0.36% on the first $75 million;
                                             0.35% on the next $75 million;
                                             0.325% on the next $100 million;
                                             0.30% on the next $250 million; and
                                             0.25% on assets over $500 million




                      SCHEDULE A -- SUB-ADVISORY AGREEMENT


BISHOP STREET FUNDS                                                                         PROXY CARD
                                                                                            SIGN, DATE AND VOTE ON THE REVERSE SIDE

                                                                                            PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO                                              [GRAPHIC OMITTED] 1. MAIL your signed and voted proxy back in
MATTER HOW MANY SHARES                                                                      the postage paid envelope provided
YOU OWN. PLEASE CAST YOUR
PROXT VOTE TODAY!                                                      [GRAPHIC OMITTED] 2. ONLINE at proxyonline.com using your
                                                                                            proxy control number found below

-------------------------------------------                            [GRAPHIC OMITTED] 3. By PHONE when you dial toll-free
      SHAREHOLDER NAME                                                                      1-888-227-9349 to reach an automated
      AND ADDRESS HERE                                                                      touchtone voting line
-------------------------------------------
                                                                       [GRAPHIC OMITTED] 4. By PHONE with a live operator when you call toll-free 1-866-721-1447 Monday
                                                                                            through Friday 9 a.m. to 10 p.m. Eastern
                                                                                            time

                                                                                CONTROL
                                                                                NUMBER      12345678910




                                        BISHOP STREET STRATEGIC GROWTH FUND

                       PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 2013

The undersigned Shareholder(s) of Bishop Street Strategic Growth Fund (the "Fund") a series of Bishop Street Funds (the "Trust"), hereby appoint(s) Michael Beattie and Dianne Descoteaux and each of them (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders of the Bishop Street Strategic Growth Fund, to be held on
October 14, 2013, at 2:00 p.m., Eastern time, at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive,
Oaks, Pennsylvania 19456, and at any postponements or adjournments thereof ("Special Meeting"), to vote all of the shares of Bishop
Street Strategic Growth Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Proxy Statement for the Special Meeting of
Shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY
CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

If you sign the proxy card without otherwise indicating a vote on the Proposal, the proxies will vote "FOR" the Proposal listed on the reverse side.  As to any other matter that may properly come before the Meeting, the shares will be voted by the proxies in accordance with their judgment.  The undersigned acknowledges receipt of the Notice of the Special Meeting and the Proxy Statement
for the Special Meeting.

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DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free
1-866-721-1447. REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
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[PROXY ID NUMBER HERE]                                   [BAR CODE HERE]                                                [CUSIP HERE]
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

BISHOP STREET STRATEGIC GROWTH FUND                                                                                       PROXY CARD


YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED. Please sign this proxy exactly as your name appears on the                  ______________________________________________
books of the Fund. Joint owners should each sign personally. Trustees and            SIGNATURE (AND TITLE IF APPLICABLE)        DATE
other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a
corporation, this signature should be that of an authorized officer who              _______________________________________________
should state his or her title                                                        SIGNATURE (IF HELD JOINTLY)                DATE

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TO VOTE, MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: []

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


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                                                                                     FOR                AGIANST          ABSTAIN
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1.   TO APPOINT COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ("COLUMBIA")
     AS A SUB-ADVISER OF THE BISHOP STREET STRATEGIC GROWTH FUND ("FUND")
     AND TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN BISHOP STREET CAPITAL           [ ]                  [ ]              [ ]
     MANAGEMENT AND COLUMBIA WITH RESPECT TO THE FUND.



                                                        THANK YOU FOR VOTING



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[PROXY ID NUMBER HERE]                                   [BAR CODE HERE]                                                [CUSIP HERE]
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